Investor Contact:	Ruth Ann Wisener
Bunge Limited
914-684-3273
ruthann.wisener@bunge.com

Media Contact:	Bunge News Bureau
Bunge Limited
914-659-9209
news@bunge.com

Bunge Global Headquarters to Move to St. Louis

--Transition expected to be completed second quarter 2020--

WHITE PLAINS, NY - AUGUST 13, 2019 - Bunge Limited (NYSE: BG) ("Bunge” or “the Company”), a leader in agriculture, food and ingredients, today announced that it is relocating its global headquarters from White Plains, NY, to the St. Louis, MO metropolitan area. This move allows the Company to leverage shared capabilities and enhance collaboration.

“While St. Louis is already an important hub for Bunge and our current North American operations, the city is also home to a number of food, agriculture, animal health and plant science organizations and customers,” said Gregory Heckman, Bunge’s CEO. “Moving the global headquarters to a location where Bunge has a major business presence is a big step forward in shifting the Company’s operating model to align around a more efficient, streamlined global business structure. We are grateful to have called White Plains home for many years, and now look forward to the new growth and development opportunities which our expanded St. Louis presence will provide.”

The Company is in the early planning stages of the transition to the new global headquarters, which is expected to be completed by the end of the second quarter 2020.

About Bunge Limited
Bunge (www.bunge.com, NYSE: BG) is a world leader in sourcing, processing and supplying oilseed and grain products and ingredients. Founded in 1818, Bunge’s expansive network feeds and fuels a growing world, creating sustainable products and opportunities for more than 70,000 farmers and the consumers they serve across the globe. The company is headquartered in New York and has 31,000 employees worldwide who stand behind more than 360 port terminals, oilseed processing plants, grain silos, and food and ingredient production and packaging facilities around the world.

Website Information
We routinely post important information for investors on our website, www.bunge.com, in the "Investors" section. We may use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Cautionary Statement Concerning Forward-Looking Statements
This press release contains both historical and forward-looking statements. All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are not based on historical facts, but rather reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including “may,” “will,” “should,” “could,” “expect,” “anticipate,” “believe,” “plan,” “intend,” “estimate,” “continue” and similar expressions. These forward-looking statements include, among others, statements regarding the expected benefits and timing of the Company’s headquarters relocation. These forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. The following important factors, among others, could cause actual results to differ from these forward-looking statements:   delays in and higher than expected costs associated with the relocation; loss of employee talent associated with the relocation; industry conditions, including fluctuations in supply, demand and prices for our products; fluctuations in energy and freight costs and competitive developments; the effects of weather conditions; global and regional agricultural, economic, financial and commodities market, political, social and health conditions; the outcome of pending regulatory and legal proceedings; changes in government policies, laws and regulations, including agricultural and trade policies, tax regulations and biofuels legislation; the outcome of our portfolio optimization initiatives; and other factors affecting our business generally. The forward-looking statements included in this release are made only as of the date of this release, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

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